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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                  Date of Event Requiring Report: July 1, 2003

                       HUMANA TRANS SERVCIES HOLDING CORP.
             (Exact name of registrant as specified in its charter)

    Delaware                    000-30734                   11-3255619
(State of Incorporation) (Commission File Number)(IRS Employer Identification #)



              7466 New Ridge Road, Suite 7, Hanover, Maryland 21076
                  --------------------------------------------
                    (Address of Principal Executive Offices)

                                 (410) 855-8758
                    ----------------------------------------
              (Registrant's telephone number, including area code)



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Item 6.           Resignations of Registrant's Directors

Effective December 1, 2003, James W. Zimbler, resigned as a Director of the Registrant. The resignation was accepted by the Board of Directors, effective December 1, 2003. Mr. Zimbler, in his resignation letter did not advise the Registrant of any disputes with respect with the Registrant on any matter relating to the Registrant's operations, policies or practices. In addition, Mr. Zimbler has terminated his Employment Agreement with the Registrant and entered into a Consulting Agreement.


Item 7.       Financial Statements And Exhibits
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         (c)      Exhibits

Exhibit 17.   Letter of Resignation of James W. Zimbler
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SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

         By: /s/ John Daly
         ---------------------------------
         John Daly
         President

Date:    December 1, 2003